UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2006

CATHAY MERCHANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

0-9922

(Commission File Number)

04-2608713

(I.R.S. Employer Identification Number)

Unit 803, Dina House, Ruttonjee Centre, 11 Duddell Street, Central, Hong Kong SAR, China

(Address of principal executive offices, including zip code)

(852) 2537-3613

(Registrant's telephone Number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On November 28, 2006, Peterson Sullivan PLLC resigned as our principal independent accountant effective as of that date. On November 28, 2006 our board of directors approved the appointment of RSM Hemmelrath GmbH as our principal independent accountants to audit our financial statements. Our board of directors and audit committee approved the change in principal independent accountants.

The report on the financial statements prepared by Peterson Sullivan for the five month period ended December 31, 2005 and for the last two fiscal years ended July 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of our financial statements for the five month period ended December 31, 2005 and the two most recent years ended July 31, 2005 and 2004, and in the subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with Peterson Sullivan on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Peterson Sullivan, would have caused Peterson Sullivan to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years.

During the five month period ended December 31, 2005 and the years ended July 31, 2005 and 2004, and in the subsequent interim period through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We provided Peterson Sullivan with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Peterson Sullivan dated November 28, 2006 is filed as Exhibit (a) to this Form 8-K.

During our two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, RSM Hemmelrath was not consulted on any matter relating to application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No. Description

(a) Exhibits

16.1 Letter of Peterson Sullivan, dated November 28, 2006 pursuant to Section 304 (a) (3) of Regulation S-K of the rules and regulations of the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATHAY MERCHANT GROUP, INC.

Per: /s/ Michael J. Smith

Michael J. Smith

Chief Executive Officer, Chief Financial Officer, President and Secretary

Chairman of the Board

Dated: November 28, 2006